UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 19, 2016

SPORTSMAN’S WAREHOUSE HOLDINGS, INC.

(Exact Name of Registrant as Specified in Its Charter)

DELAWARE

(State or Other Jurisdiction of Incorporation)

1-36401	39-1975614
(Commission File Number)	(I.R.S. Employer Identification No.)

7035 South High Tech Drive, Midvale, Utah	84047
(Address of Principal Executive Offices)	(Zip Code)

(801) 566-6681

(Registrant’s Telephone Number, Including Area Code)

(Not Applicable)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 240.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07  Submission of Matters to a Vote of Security Holders.

On May 19, 2016, Sportsman’s Warehouse Holdings, Inc. (the “Company”) held its 2016 annual meeting of stockholders. At the annual meeting, stockholders voted on the matters disclosed in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on March 28, 2016. The final voting results for the matters submitted to a vote of stockholders are provided below.

Proposal 1: Election of Director

The Company’s stockholders elected the individual below to serve as a Class II director until the Company’s 2019 annual meeting of stockholders and until his successor is duly elected and qualified.

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Kay L. Toolson	36,495,563	882,642	2,325,488

Proposal 2: Ratification of the Appointment of the Company’s Independent Registered Public Accounting Firm

The Company’s stockholders ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for fiscal 2016.

Votes For	Votes Against	Abstentions
39,683,975	4,733	14,985

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPORTSMAN’S WAREHOUSE HOLDINGS, INC.

	By:	/s/ Kevan P. Talbot
Date: May 19, 2016		Kevan P. Talbot
Chief Financial Officer and Secretary